Exhibit 10.2

STORM RECOVERY PROPERTY PURCHASE AND SALE AGREEMENT

by and between

DUKE ENERGY CAROLINAS NC STORM FUNDING II LLC,

Issuer

and

Duke Energy Carolinas, LLC,

Seller

Acknowledged and Accepted by

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

Dated as of September 30, 2025

i

EXHIBIT

Exhibit A            Form of Bill of Sale

ii

This STORM RECOVERY PROPERTY PURCHASE AND SALE AGREEMENT, dated as of September 30, 2025, is by and between DUKE ENERGY CAROLINAS NC STORM FUNDING II LLC, a Delaware limited liability company, and Duke Energy CAROLINAS, LLC (the “Seller”), a North Carolina limited liability company, and acknowledged and accepted by U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as indenture trustee.

RECITALS

WHEREAS, the Issuer desires to purchase the Storm Recovery Property created pursuant to the Storm Recovery Law;

WHEREAS, the Seller is willing to sell its rights and interests under the Financing Order to the Issuer, whereupon such rights and interests will become the Storm Recovery Property;

WHEREAS, the Issuer, in order to finance the purchase of the Storm Recovery Property, will issue the Storm Recovery Bonds under the Indenture; and

WHEREAS, the Issuer, to secure its obligations under the Storm Recovery Bonds and the Indenture, will pledge, among other things, all right, title and interest of the Issuer in and to the Storm Recovery Property and this Sale Agreement to the Indenture Trustee for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01.            Definitions and Rules of Construction. Capitalized terms used but not otherwise defined in this Sale Agreement shall have the respective meanings given to such terms in Appendix A of the Indenture, which is hereby incorporated by reference into this Sale Agreement as if set forth fully in this Sale Agreement. Not all terms defined in Appendix A of the Indenture are used in this Sale Agreement. The rules of construction set forth in Appendix A of the Indenture shall apply to this Sale Agreement and are hereby incorporated by reference into this Sale Agreement as if set forth fully in this Sale Agreement, however for purposes of this Sale Agreement, unless otherwise indicated herein, the terms Storm Recovery Charges, Closing Date, Storm Recovery Collateral and Storm Recovery Property mean the Storm Recovery Charges, Closing Date, Storm Recovery Collateral and Storm Recovery Property for the Storm Recovery Bonds.

ARTICLE II
CONVEYANCE OF STORM RECOVERY PROPERTY

SECTION 2.01.            Conveyance of Storm Recovery Property.

(a)            In consideration of the Issuer’s delivery to or upon the order of the Seller of $579,747,994, subject to the conditions specified in Section 2.02, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse or warranty, except as set forth herein, all right, title and interest of the Seller in, to and under the Storm Recovery Property (such sale, transfer, assignment, setting over and conveyance of the Storm Recovery Property includes, to the fullest extent permitted by the Storm Recovery Law and the North Carolina UCC, the assignment of all revenues, collections, claims, rights to payments, payments, money or proceeds arising from the rights and interests specified in the Financing Order, including the right to impose, bill, charge, collect, and receive Storm Recovery Charges related to the Storm Recovery Property, as the same may be adjusted from time to time pursuant to the formula-based adjustment mechanism authorized under the Storm Recovery Law). Such sale, assignment, or other absolute transfer of the Storm Recovery Property or other absolute transfer is hereby expressly stated to be a sale or other absolute transfer and, pursuant to N.C. Gen. Stat. § 62-172(e)(3), shall be treated as an absolute transfer and true sale and not as a pledge of or secured transaction relating to the Seller’s right, title, and interest in, to, and under the Storm Recovery Property. The Seller and the Issuer agree that after giving effect to the sale, transfer, assignment, setting over and conveyance contemplated hereby the Seller has no right, title or interest in, to or under the Storm Recovery Property to which a security interest could attach because (i) it has sold, transferred, assigned, set over and conveyed all right, title and interest in and to the Storm Recovery Property to the Issuer, (ii) as provided in N.C. Gen. Stat. § 62-172(e)(3), all right, title and interest shall have passed to the Issuer and (iii) as provided in N.C. Gen. Stat. § 62-172(e)(3)d., appropriate financing statements shall have been filed and such transfer is perfected against all third parties, including subsequent judicial or other lien creditors. If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be a true sale as provided in N.C. Gen. Stat. § 62-172(e)(3), then such sale, transfer, assignment, setting over and conveyance shall be treated as a pledge of the Storm Recovery Property and as the creation of a security interest (within the meaning of the Storm Recovery Law and the UCC) in the Storm Recovery Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Storm Recovery Property to the Issuer, the Seller hereby grants a security interest in the Storm Recovery Property to the Issuer (and to the Indenture Trustee for the benefit of the Secured Parties) to secure their respective rights under the Basic Documents to receive the Storm Recovery Charges and all other Storm Recovery Property.

(b)            Subject to Section 2.02, the Issuer does hereby purchase the Storm Recovery Property from the Seller for the consideration set forth in Section 2.01(a).

SECTION 2.02.            Conditions to Conveyance of Storm Recovery Property. The obligation of the Seller to sell, and the obligation of the Issuer to purchase, Storm Recovery Property on the Closing Date shall be subject to the satisfaction or waiver of each of the following conditions:

(a)            on or prior to the Closing Date, the Seller shall have delivered to the Issuer a duly executed Bill of Sale identifying and conveying the Storm Recovery Property on the Closing Date;

(b)            on or prior to the Closing Date, the Seller shall have obtained the Financing Order creating the Storm Recovery Property;

(c)            as of the Closing Date, the Seller is not insolvent and will not have been made insolvent by such sale and the Seller is not aware of any pending insolvency with respect to itself;

(d)            as of the Closing Date, (i) the representations and warranties of the Seller in this Sale Agreement must be true and correct with the same force and effect as if made on that date (except to the extent they relate to an earlier date), (ii) on and as of the Closing Date no breach of any covenant or agreement of the Seller contained in this Sale Agreement has occurred and is continuing and (iii) no Servicer Default shall have occurred and be continuing;

(e)            as of the Closing Date, (i) the Issuer shall have sufficient funds available to pay the purchase price for the Storm Recovery Property to be conveyed on such date and (ii) all conditions to the issuance of the Storm Recovery Bonds intended to provide such funds set forth in the Indenture and the applicable Series Supplement shall have been satisfied or waived;

(f)            on or prior to the Closing Date, the Seller shall have taken all action required to transfer to the Issuer ownership of the Storm Recovery Property on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Basic Documents and to perfect such transfer, including filing any statements or filings under the Storm Recovery Law or the North Carolina UCC; and the Issuer or the Servicer, on behalf of the Issuer, shall have taken any action required for the Issuer to grant the Indenture Trustee a Lien and first priority perfected security interest in the Storm Recovery Collateral and maintain such security interest as of the Closing Date;

(g)            the Seller shall have received and delivered to the Rating Agencies and the Issuer any Opinions of Counsel required by the Rating Agencies;

(h)            the Seller shall have received and delivered to the Issuer and the Indenture Trustee an opinion or opinions of outside tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the Issuer) to the effect that (i) the Issuer will not be subject to U.S. federal income tax as an entity separate from its sole owner and that the Storm Recovery Bonds will be treated as debt of the Issuer’s sole owner for U.S. federal income tax purposes and (ii) for U.S. federal income tax purposes, the issuance of the Storm Recovery Bonds will not result in gross income to the Seller;

(i)            on and as of the Closing Date, each of the Certificate of Formation, the LLC Agreement, the Servicing Agreement, this Sale Agreement, the Intercreditor Agreements, the Indenture, the Series Supplement, the Financing Order and the Storm Recovery Law shall be in full force and effect;

(j)            the Storm Recovery Bonds shall have received the highest credit ratings possible, as evidenced by a certification from the Seller;

(k)            the Seller shall have delivered to the Indenture Trustee, and the Issuer an Officer’s Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02; and

(l)            the Seller shall have received the purchase price for the Storm Recovery Property.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to Section 3.09, the Seller makes the following representations and warranties, as of the Closing Date, and the Seller acknowledges that the Issuer has relied thereon in acquiring the Storm Recovery Property. The representations and warranties shall survive the sale and transfer of Storm Recovery Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture. The Seller agrees that (i) the Issuer may assign the right to enforce the following representations and warranties to the Indenture Trustee and (ii) the following representations and warranties inure to the benefit of the Issuer and the Indenture Trustee.

SECTION 3.01.            Organization and Good Standing. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the state of North Carolina, with requisite power and authority to own its properties and conduct its business as of the Closing Date.

SECTION 3.02.            Due Qualification. The Seller is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify or obtain such licenses and approvals would not be reasonably likely to have a material adverse effect on the Seller’s business, operations, assets, revenues or properties, the Storm Recovery Property, the Issuer or the Storm Recovery Bonds).

SECTION 3.03.            Power and Authority. The Seller has the requisite power and authority to execute and deliver this Sale Agreement and to carry out its terms. The Seller has full power and authority to own the Storm Recovery Property and to sell and assign the Storm Recovery Property to the Issuer and the Seller has duly authorized such sale and assignment to the Issuer by all necessary action. The execution, delivery and performance of obligations under this Sale Agreement have been duly authorized by all necessary action on the part of the Seller under its organizational documents and laws.

SECTION 3.04.            Binding Obligation. This Sale Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.05.            No Violation. The consummation of the transactions contemplated by this Sale Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Seller’s organizational documents or any indenture, or other material agreement or instrument to which the Seller is a party or by which it is bound, result in the creation or imposition of any Lien upon any of the Seller’s properties pursuant to the terms of any such indenture, agreement or other instrument (other than any Lien that may be granted in the Issuer’s favor or any Lien under the Basic Documents or any Liens created by the Issuer pursuant to the Storm Recovery Law) or violate any existing law or any order, rule or regulation applicable to the Seller issued by any Governmental Authority having jurisdiction over the Seller or its properties. The Storm Recovery Property is not subject to any Lien thereon, other than the Liens created by the Indenture and the Storm Recovery Law.

SECTION 3.06.            No Proceedings. There are no proceedings or, to the Seller’s knowledge, investigations pending or proceedings threatened, before any Governmental Authority having jurisdiction over the Seller or its properties: (a) asserting the invalidity of the Basic Documents, the Storm Recovery Bonds, the Storm Recovery Law or the Financing Order; (b) seeking to prevent the issuance of the Storm Recovery Bonds or the consummation of any of the transactions contemplated by the Basic Documents; (c) seeking a determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Basic Documents, the Storm Recovery Bonds or the Financing Order; or (d) challenging the Seller’s treatment of the Storm Recovery Bonds as debt of the Seller for U.S. federal income tax purposes.

SECTION 3.07.            Approvals. No governmental approvals, authorizations, consents, orders or other actions or filings, other than filings under the Storm Recovery Law or with the Secretary of State of the State of North Carolina or Delaware UCC, are required for the Seller to execute, deliver and perform its obligations under this Sale Agreement except those which have previously been obtained or made or are required to be made by the Servicer in the future pursuant to the Servicing Agreement.

SECTION 3.08.            The Storm Recovery Property.

(a)            Information. Subject to Section 3.08(h), at the Closing Date, all written information, as amended or supplemented from time to time, provided by the Seller to the Issuer with respect to the Storm Recovery Property (including the Expected Sinking Fund Schedule and the Financing Order) is true and correct in all material respects and does not omit any material facts and all historical data for the purpose of calculating the initial storm recovery charges in the issuance advice letter and initial routine true-up adjustment request are true and correct, and the assumptions used for such calculations are reasonable and made in good faith.

(b)            True-Sale and Absolute Transfer. The transfer, sale, assignment and conveyance of the Storm Recovery Property constitutes a sale or other absolute transfer of all of the Seller’s right, title and interest in the Storm Recovery Property to the Issuer; upon the execution and delivery of this Sale Agreement and the Bill of Sale on the Closing Date, the Storm Recovery Property shall be validly transferred and sold to the Issuer and the Seller will have no right, title or interest in the Storm Recovery Property and the Storm Recovery Property would not be part of the estate of the Seller as debtor in the event of a filing of a bankruptcy petition by or against the Seller under any bankruptcy law. The Seller hereby represents that no portion of the Storm Recovery Property has been sold, transferred, assigned, pledged or otherwise conveyed by the Seller to any person other than the Issuer, and, to the Seller’s knowledge (after due inquiry), no security agreement, financing statement or equivalent security or lien instrument listing the Seller as debtor covering all or a portion of the Storm Recovery Property is on file or of record in any jurisdiction, except such as may have been filed or recorded in favor of the Issuer or the Indenture Trustee in connection with the Basic Documents.

(c)            Title. The Seller is the sole owner of the Storm Recovery Property sold to the Issuer on the Closing Date and such sale is made free and clear of all Liens other than Liens created by the Issuer pursuant to Indenture. All actions or filings, including filings under the Storm Recovery Law and the UCC, necessary to give the Issuer a valid ownership interest in the Storm Recovery Property and to grant the Indenture Trustee a first priority perfected security interest in the Storm Recovery Property, free and clear of all Liens of the Seller or any other Person have been taken or made.

(d)            Financing Order; Other Approvals. On the Closing Date, under the laws of the State of North Carolina (including the Storm Recovery Law) and the United States in effect on the Closing Date: (i) the Financing Order has been issued by the Commission in accordance with the Storm Recovery Law, and such order and the process by which it was issued comply with all applicable laws, rules and regulations; (ii) the Financing Order has become effective pursuant to the Storm Recovery Law and is, and as of the date of issuance of the Storm Recovery Bonds will be, in full force and effect and final and non-appealable; (iii) the Storm Recovery Bonds will be entitled to the protections provided by the Storm Recovery Law and, accordingly, the Financing Order and the Storm Recovery Charges are irrevocable and not subject to reduction by the Commission, except for the True-Up Adjustments to the Storm Recovery Charges provided for in the Financing Order; (iv) revisions to DEC’s electric tariff to implement the Storm Recovery Charges have been filed and are in full force and effect, such revisions are consistent with the Financing Order, and any electric tariff implemented consistent with a Financing Order issued by the Commission is not subject to modification by the Commission except for True-Up Adjustments made in accordance with the Storm Recovery Law; (v) the process by which the Financing Order was adopted and approved complies with all applicable laws, rules and regulations; and (vi) no other approvals, authorizations, consents, orders or other actions or filings, other than filings under the Storm Recovery Law or the North Carolina UCC or the Delaware, are required for the Seller to execute, deliver and perform its obligations under this Sale Agreement except those which have previously been obtained or made or are required to be made by the Servicer in the future pursuant to the Servicing Agreement.

(e)            State Action. Under the Storm Recovery Law, the State of North Carolina and its agencies, including the Commission, may not take or permit any action that would impair the value of the Storm Recovery Property or the Storm Recovery Collateral or, except for the True-Up Adjustment, reduce, alter, or impair the Storm Recovery Charges to be imposed, charged, collected and remitted to the Issuer, for the benefit of the Holders of the Storm Recovery Bonds until the principal, interest or other charges incurred or contracts to be performed in connection with the Storm Recovery Bonds are paid or performed in full. Furthermore, under the Contract Clause of the United States Constitution, any action taken by the State of North Carolina, including the Commission that substantially impairs the rights of the Holders of the Storm Recovery Bonds should be found by a court of competent jurisdiction to be an impairment of contract with respect to the State Pledge, unless such action is a reasonable exercise of the State of North Carolina’s sovereign powers and of a character reasonable and appropriate to further a significant and legitimate public purpose. Under the Takings Clause of the United States Constitution and the Law of the Land Clause of the North Carolina Constitution, the State of North Carolina should be required to pay just compensation to the Holders if a court of competent jurisdiction determines that a repeal or amendment of the Storm Recovery Law or any other action taken by the State of North Carolina in contravention of the State Pledge, (a) constitutes a permanent appropriation of a substantial property interest of the Holders in the Storm Recovery Property or (b) substantially impairs the value of the Storm Recovery Property so as to unduly interfere with the reasonable expectations of the Holders arising from their investment in the Storm Recovery Bonds, unless such court finds that just compensation has been provided to the Holders of the Storm Recovery Bonds. Nothing in this paragraph precludes any limitation or alteration if full compensation is made by law for the full protection of the Storm Recovery Charges and of the Holders of the Storm Recovery Bonds or any assignee or party entering into a contract with the Seller.

(f)            No Repeal of the Storm Recovery Law. Apart from amending the Constitution of the State of North Carolina by initiative, the voters of the State of North Carolina do not have initiative powers to amend, repeal or revoke the Storm Recovery Law.

(g)            Tax Liens. After due inquiry, the Seller is not aware of any judgment or tax lien filing against the Issuer or the Seller.

(h)            Assumptions. On the Closing Date, based upon the information available to the Seller on such date, the assumptions used in calculating the Storm Recovery Charges are reasonable and are made in good faith. Notwithstanding the foregoing, the Seller makes no representation or warranty, express or implied, that amounts actually collected arising from those Storm Recovery Charges will in fact be sufficient to meet the obligations on the Storm Recovery Bonds.

(i)            Creation of Storm Recovery Property.

(i)             For purposes of the Storm Recovery Law, the Storm Recovery Property constitutes a present property right that will continue to exist until the Storm Recovery Bonds issued pursuant to the Financing Order are paid in full and all Financing Costs of the Storm Recovery Bonds have been recovered in full; and

(ii)            the Storm Recovery Property consists of (A) all rights and interest of the Seller under the Financing Order, including the right to impose, bill, charge, collect and receive Storm Recovery Charges; (B) the right under the Financing Order to obtain True-Up Adjustments of the Storm Recovery Charges; and (C) all revenues, collections, claims, rights to payments, payments, money and proceeds arising out of the rights and interests described in (A) and (B).

(j)            Nature of Representations and Warranties. The representations and warranties set forth in this Section 3.08, insofar as they involve conclusions of law, are made not on the basis that the Seller purports to be a legal expert or to be rendering legal advice, but rather to reflect the parties’ good faith understanding of the legal basis on which the parties are entering into this Sale Agreement and the other Basic Documents and the basis on which the Holders are purchasing the Storm Recovery Bonds, and to reflect the parties’ agreement that, if such understanding turns out to be incorrect or inaccurate, the Seller will be obligated to indemnify the Issuer and their permitted assigns (to the extent required by and in accordance with Section 5.01), and that the Issuer and their permitted assigns will be entitled to enforce any rights and remedies under the Basic Documents on account of such inaccuracy to the same extent as if the Seller had breached any other representations or warranties hereunder.

(k)            Prospectus. As of the date hereof, the information describing the Seller under the caption “DEC’s Review of Storm Recovery Property” and “Duke Energy Carolinas, LLC–The Depositor, Sponsor, Seller and Servicer” in the prospectus dated September 23, 2025 relating to the Storm Recovery Bonds is true and correct in all material respects.

(l)            Solvency. After giving effect to the sale of the Storm Recovery Property hereunder, the Seller:

(i)             is solvent and expects to remain solvent;

(ii)            is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purpose;

(iii)           is not engaged in nor does it expect to engage in a business for which its remaining property represents unreasonably small capital;

(iv)          reasonably believes that it will be able to pay its debts as they come due; and

(v)            is able to pay its debts as they mature and does not intend to incur, or believes that it will not incur, indebtedness that it will not be able to repay at its maturity.

(m)            No Court Order. There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Storm Recovery Law, the Financing Order, the Storm Recovery Property or the Storm Recovery Charges or any rights arising under any of them or that seeks to enjoin the performance of any obligations under the Financing Order which is adverse to the position of the related Holders of Storm Recovery Bonds.

(n)            Survival of Representations and Warranties The representations and warranties set forth in this Section 3.08 shall survive the execution and delivery of this Sale Agreement and may not be waived by any party hereto except pursuant to a written agreement executed in accordance with Article VI and as to which the Rating Agency Condition has been satisfied.

SECTION 3.09.            Limitations on Representations and Warranties. Without prejudice to any of the other rights of the parties, the Seller will not be in breach of any representation or warranty as a result of a change in law by means of any legislative enactment, constitutional amendment or voter initiative. Notwithstanding anything in this Sale Agreement to the contrary, the Seller makes no representation that amounts collected will be sufficient to meet the payment obligations on the Storm Recovery Bonds or assumptions made in calculating the Storm Recovery Charges will in fact be realized.

ARTICLE IV
COVENANTS OF THE SELLER

SECTION 4.01.            Existence. Subject to Section 5.02, so long as any of the Storm Recovery Bonds are Outstanding, the Seller (a) will keep in full force and effect its existence and remain in good standing or equivalent status under the laws of the jurisdiction of its organization and (b) will obtain and preserve its qualifications to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Sale Agreement and each other instrument or agreement to which the Seller is a party necessary to the proper administration of this Sale Agreement and the transactions contemplated thereby.

SECTION 4.02.            No Liens. Except for the conveyances under this Sale Agreement or any Lien for the benefit of the Issuer, the Holders of the Storm Recovery Bonds or the Indenture Trustee, the Seller will not sell, pledge, assign or transfer to any other person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Storm Recovery Property, whether existing as of the transfer date or thereafter created, or any interest therein. The Seller will not at any time assert any Lien against or with respect to any Storm Recovery Property, and will defend the right, title and interest of the Issuer and of the Indenture Trustee, on behalf of the Secured Parties, in, to and under the Storm Recovery Property against all claims of third parties claiming through or under the Seller.

SECTION 4.03.            Use of Proceeds. The Seller will use the proceeds of the sale of the Storm Recovery Property in accordance with the Financing Order.

SECTION 4.04.            Delivery of Collections. In the event that the Seller receives any Storm Recovery Charge Collections or other payments in respect of the Storm Recovery Charges or the proceeds thereof, other than in its capacity as the Servicer, the Seller agrees to pay to the Servicer, on behalf of the Issuer, all payments received by it in respect thereof as soon as practicable after receipt thereof by the Seller, but in no event later than two Business Days after the Seller becomes aware of such receipt.

SECTION 4.05.            Notice of Liens. The Seller shall notify the Issuer and the Indenture Trustee, in writing, promptly after becoming aware of any Lien on any of the Storm Recovery Property, other than the conveyances hereunder and any Lien pursuant to the Basic Documents, including the Lien in favor of the Indenture Trustee for the benefit of the Holders of the Storm Recovery Bonds.

SECTION 4.06.            Compliance with Law. The Seller will materially comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any Governmental Authority applicable to it, except to the extent that failure to so comply would not materially adversely affect the Issuer’s or the Indenture Trustee’s interests in the Storm Recovery Property under any of the Basic Documents, the timing or amount of Storm Recovery Charges payable by Customers or of Seller’s performance of its material obligations under this Sale Agreement.

SECTION 4.07.            Covenants Related to Storm Recovery Bonds and Storm Recovery Property.

(a)            So long as any of the Storm Recovery Bonds are Outstanding, the Seller shall treat the Storm Recovery Property as the Issuer’s property for all purposes other than financial accounting, U.S. federal income tax purposes and state income and franchise tax purposes.

(b)            So long as any of the Storm Recovery Bonds are Outstanding, the Seller shall treat such Storm Recovery Bonds as debt of the Issuer and not that of the Seller, except for financial accounting and U.S. federal income tax purposes. For U.S. federal income tax purposes, so long as any of the Storm Recovery Bonds are Outstanding, the Seller agrees to treat such Storm Recovery Bonds as indebtedness of the Seller (as the sole owner of the Issuer) secured by the related Storm Recovery Collateral unless otherwise required by appropriate taxing authorities.

(c)            So long as any of the Storm Recovery Bonds are Outstanding, the Seller shall disclose in its financial statements that the Issuer and not the Seller is the owner of the Storm Recovery Property and that the assets of the Issuer are not available to pay creditors of the Seller or its Affiliates (other than the Issuer).

(d)            So long as any of the Storm Recovery Bonds are Outstanding, the Seller shall not own or purchase any other storm recovery bonds of the Issuer.

(e)            So long as the Storm Recovery Bonds are Outstanding, the Seller shall disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles.

(f)            The Seller agrees that, upon the sale by the Seller of the Storm Recovery Property to the Issuer pursuant to this Sale Agreement, (i) to the fullest extent permitted by law, including applicable Commission Regulations and the Storm Recovery Law, the Issuer shall have all of the rights originally held by the Seller with respect to the Storm Recovery Property, including the right (subject to the terms of the Servicing Agreement) to exercise any and all rights and remedies to collect any amounts payable by any Customer in respect of the Storm Recovery Property, notwithstanding any objection or direction to the contrary by the Seller (and the Seller agrees not to make any such objection or to take any such contrary action) and (ii) any payment by any Customer directly to the Issuer shall discharge such Customer’s obligations, if any, in respect of the Storm Recovery Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

(g)            So long as any of the Storm Recovery Bonds are Outstanding, (i) in all proceedings relating directly or indirectly to the Storm Recovery Property, the Seller shall affirmatively certify and confirm that it has sold all of its rights and interests in and to such property (other than for financial accounting or tax purposes), (ii) the Seller shall not make any statement or reference in respect of the Storm Recovery Property that is inconsistent with the ownership interest of the Issuer (other than for financial accounting or tax purposes), (iii) the Seller shall not take any action in respect of the Storm Recovery Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as otherwise contemplated by the Basic Documents, and (iv) neither the Seller nor the Issuer shall take any action, file any tax return or make any election inconsistent with the treatment of the Issuer, for U.S. federal income tax purposes and, to the extent consistent with applicable state tax law, state income and franchise tax purposes, as a disregarded entity that is not separate from the Seller (or, if relevant, from another sole owner of the Issuer).

SECTION 4.08.            Protection of Title. The Seller shall execute and file such filings, including filings with the Secretary of State of the State of North Carolina pursuant to the Storm Recovery Law, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law to fully preserve, maintain, protect and perfect the ownership interest of the Issuer, and the back-up precautionary security interest of the Issuer pursuant to Section 2.01, and the first priority security interest of the Indenture Trustee in the Storm Recovery Property, including all filings (including but not limited to continuation statements) required under the Storm Recovery Law and the UCC relating to the transfer of the ownership of the rights and interest in the Storm Recovery Property by the Seller to the Issuer or the pledge of the Issuer’s interest in the Storm Recovery Property to the Indenture Trustee. The Seller shall deliver or cause to be delivered to the Issuer and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller shall institute any action or proceeding necessary to compel performance by the Commission, the State of North Carolina or any of their respective agents of any of their obligations or duties under the Storm Recovery Law, the Financing Order, or any issuance advice letter for the Storm Recovery Bonds and the Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, in each case as may be reasonably necessary (a) to seek to protect the Issuer and the Secured Parties from claims, state actions or other actions or proceedings of third parties that, if successfully pursued, would result in a breach of any representation set forth in Article III or any covenant set forth in Article IV and (b) to seek to block or overturn any attempts to cause a repeal of, modification of or supplement to the Storm Recovery Law, the Financing Order or any issuance advice letter for the Storm Recovery Bonds, or the rights of Holders of the Storm Recovery Bonds by legislative enactment or constitutional amendment that would be materially adverse to the Issuer or the Secured Parties or that would otherwise cause an impairment of the rights of the Issuer or the Secured Parties. The costs of any such actions or proceedings undertaken by the Seller will be reimbursed by the Issuer as an Operating Expense.

SECTION 4.09.            Nonpetition Covenants. Notwithstanding any prior termination of this Sale Agreement or the Indenture, the Seller shall not, prior to the date that is one year and one day after the termination of the Indenture and payment in full of the Storm Recovery Bonds or any other amounts owed under the Indenture, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a voluntary case against the Issuer under any U.S. federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

SECTION 4.10.            Taxes. So long as any of the Storm Recovery Bonds are outstanding, the Seller shall, and shall cause each of its Affiliates (including the Issuer) to, pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a Lien on the Storm Recovery Property; provided, that no such tax need be paid if the Seller or one of its Affiliates is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such Affiliate has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

SECTION 4.11.            Notice of Breach to Rating Agencies, Etc. Promptly after obtaining knowledge thereof, in the event of a breach in any material respect (without regard to any materiality qualifier contained in such representation, warranty or covenant) of any of the Seller’s representations, warranties or covenants contained herein, the Seller shall promptly notify the Issuer, the Indenture Trustee, the Commission and the Rating Agencies, in writing, of such breach. For the avoidance of doubt, any breach that would adversely affect scheduled payments on the Storm Recovery Bonds will be deemed to be a material breach for purposes of this Section 4.11.

SECTION 4.12.            Filing Requirements. The Seller shall comply with all filing requirements, including any post-closing filings, in accordance with the Financing Order.

SECTION 4.13.            Further Assurances. Upon the request of the Issuer, the Seller shall execute and deliver such further instruments and do such further acts as may be reasonably necessary to carry out more effectively the provisions and purposes of this Sale Agreement with notice to the Commission and Public Staff as provided in Section 6.02, provided, however, that the delivery of such notice shall not delay the implementation of any instrument delivered in accordance with this Section.

SECTION 4.14.            Intercreditor Agreements. The Seller shall not continue as or become a party to any (i) trade receivables purchase and sale agreement or similar arrangement under which it sells all or any portion of its accounts receivables owing from North Carolina retail transmission or distribution, or both, customers unless the Indenture Trustee, the Seller and the other parties to such additional arrangement shall have entered into a joinder or amendment to the Intercreditor Agreements in connection therewith and the terms of the documentation evidencing such trade receivables purchase and sale arrangement or similar arrangement shall expressly exclude Storm Recovery Property (including Storm Recovery Charges) from any receivables or other assets pledged or sold under such arrangement or (ii) sale agreement selling to any other Affiliate property consisting of charges similar to the Storm Recovery Charges sold pursuant to this Sale Agreement, payable by Customers pursuant to the Storm Recovery Law or any similar law, unless the Seller and the other parties to such arrangement shall have entered into a joinder or amendment to the Intercreditor Agreements in connection with any agreement or similar arrangement described in this Section 4.14.

SECTION 4.15.            Additional Sale of Storm Recovery Property. So long as any of the Storm Recovery Bonds are outstanding, the Seller shall not sell any “storm recovery property” (as defined in the Storm Recovery Law) or similar property, to secure another issuance of storm recovery bonds or similar bonds unless the Rating Agency Condition has been satisfied. In the case of a subsequent conveyance of storm recovery property only, on or prior to the issuance date, the Seller shall provide the Issuer and the Rating Agencies with a timely additional notice.

ARTICLE V
THE SELLER

SECTION 5.01.            Liability of Seller; Indemnities.

(a)            The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Sale Agreement.

(b)            The Seller shall indemnify the Issuer and the Indenture Trustee (for itself and the benefit of the Holders of the Storm Recovery Bonds) and each of their respective officers, directors, employees, trustees, managers, including the Independent Manager, and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than taxes imposed on Holders as a result of their ownership of a Storm Recovery Bond) that may at any time be imposed on or asserted against any such Person as a result of the sale and assignment of the Storm Recovery Property to the Issuer, including any franchise, sales, gross receipts, general corporation, tangible personal property, privilege or license taxes, but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes with respect to payments on any Storm Recovery Bond, it being understood that the Holders of Storm Recovery Bonds shall be entitled to enforce their rights against the Seller under this Section 5.01(b) solely through a cause of action brought for their benefit by the Indenture Trustee as set forth in the Indenture.

(c)            The Seller shall indemnify the Issuer and the Indenture Trustee (for itself and the benefit of the Holders of the Storm Recovery Bonds) and each of their respective officers, directors, employees, trustees, managers and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than taxes imposed on Holders as a result of their ownership of a Storm Recovery Bond) that may at any time be imposed on or asserted against any such Person as a result of the Issuer’s ownership and assignment of the Storm Recovery Property, the issuance and sale by the Issuer of the Storm Recovery Bonds or the other transactions contemplated in the Basic Documents, including any franchise, sales, gross receipts, general corporation, tangible personal property, privilege or license taxes, but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes with respect to payments on any Storm Recovery Bond.

(d)            Indemnification under Sections 5.01(b), 5.01(c), 5.01(d) and 5.01(e) shall include reasonable out-of-pocket fees and expenses of investigation and litigation (including reasonable attorneys’ fees and expenses), except as otherwise expressly provided in this Sale Agreement.

(e)            The Seller shall indemnify the Issuer and the Indenture Trustee (for itself and for the benefit of the Holders of the Storm Recovery Bonds), and each of the Issuer’s and the Indenture Trustee’s respective officers, directors, managers, employees and agents (each, an “Indemnified Person”) for, and defend and hold harmless each such Person from and against, (i) any and all amounts of principal of and interest on the Storm Recovery Bonds not paid when due or when scheduled to be paid in accordance with their terms and the amount of any deposits to the Issuer required to have been made in accordance with the terms of the Basic Documents which are not made when so required, in each case as a result of the Seller’s breach of any of its representations, warranties or covenants contained in this Sale Agreement, and (ii) any and all Losses that may be imposed on or asserted against any such Person, other than any liabilities, obligations or claims for or payments of principal of or interest on the Storm Recovery Bonds, together with any reasonable costs and expenses actually incurred by such Person, as a result of the Seller’s material breach of any of its representations, warranties or covenants contained in this Sale Agreement, except to the extent of Losses either resulting from the willful misconduct, bad faith or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to Seller’s breach, and provided that, with respect to a material breach of a representation, warranty or covenant, the Seller has first had a 30-day opportunity to cure such breach beginning with the receipt of a notice of breach from the Issuer or the Indenture Trustee and has failed to cure such breach within such period; and provided further that the Holders of the Storm Recovery Bonds shall be entitled to enforce their rights against the Seller under this Section 5.01(e) solely through a cause of action brought for their benefit by the Indenture Trustee.

(f)            The Seller shall indemnify the Servicer (if the Servicer is not the Seller) for the costs of any action instituted by the Servicer pursuant to Section 5.02(d) of the Servicing Agreement that are not paid as Operating Expenses in accordance with the priorities set forth in Section 8.02(e) of the Indenture.

(g)            The remedies provided in this Sale Agreement are the sole and exclusive remedies against the Seller for breach of its representations and warranties in this Sale Agreement.

(h)            Notwithstanding (g) above, if the Seller remains an entity subject to the Commission’s regulatory authority as a public utility (or otherwise for ratemaking purposes), the Seller acknowledges and agrees that the Commission may, subject to the outcome of an appropriate Commission proceeding, take such action as it deems necessary or appropriate under its regulatory authority to require the Seller to provide appropriate redress to Customers as a result of the Seller’s material breach of the Seller's (i) representations or warranties set forth in this Agreement (other than the Seller's representations and warranties set forth in Sections 3.08(d), 3.08(e) and 3.08(i) or (ii)  covenants contained in this Agreement (other than the Seller's covenant set forth in the third sentence of Section 4.08).

The Seller acknowledges and agrees that such action by the Commission may include, but is not limited to, adjustments to the Seller’s other regulated rates and charges or credits to Customers provided, however that such adjustments may not impact the Storm Recovery Charges or Storm Recovery Property.

(i)            The Seller’s obligations under this Section 5.01 shall survive any repeal of, modification of, or supplement to, or judicial invalidation of, the Storm Recovery Law or the Financing Order and shall survive the resignation or removal of the Indenture Trustee or the termination of this Sale Agreement and will rank pari passu with other general, unsecured obligations of the Seller. The Seller shall not indemnify any party under this Section 5.01 for any changes in law after the Closing Date, whether such changes in law are effected by means of any legislative enactment, any constitutional amendment or any final and non-appealable judicial decision.

SECTION 5.02.            Merger, Conversion or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated and which succeeds to all or substantially all of the electric distribution business of the Seller, (b) which results from the division of the Seller into two or more Persons and which succeeds to all or substantially all of the electric distribution business of the Seller, (c) which may result from any merger or consolidation to which the Seller shall be a party and which succeeds to all or substantially all of the electric distribution business of the Seller, (d) which may succeed to the properties and assets of the Seller substantially as a whole and which succeeds to all or substantially all of the electric distribution business of the Seller, or (e) which may otherwise succeed to all or substantially all of the electric distribution business of the Seller, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Sale Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Sale Agreement; provided, however, that: (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Article III shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing, (ii) the Seller shall have delivered to the Issuer and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, reorganization, merger or succession and such agreement of assumption comply with this Section 5.02 and that all conditions precedent, if any, provided for in this Sale Agreement relating to such transaction have been complied with, (iii) the Seller shall have delivered to the Issuer, the Indenture Trustee and the rating agencies an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all filings to be made by the Seller or the Seller, in its capacity as Seller or as Servicer, including filings under the Storm Recovery Law with the Secretary of the State of the State of North Carolina and the UCC, that are necessary or advisable to fully preserve and protect the respective interests of the Issuer and the Indenture Trustee in the Storm Recovery Property have been executed and filed, and reciting the details of such filings, or (B) no such action is necessary to preserve and protect such interests, (iv) the Seller shall have given the Rating Agencies prior written notice of such transaction and (v) the Seller shall have delivered to the Issuer, the Indenture Trustee and the Rating Agencies an Opinion of Counsel from external tax counsel stating that, for U.S. federal income tax purposes, such consolidation, conversion, merger or succession and such agreement of assumption will not result in a material U.S. federal income tax consequence to the Issuer, the Seller, the Indenture Trustee or the Holders of Storm Recovery Bonds. When any Person (or more than one Person) acquires the properties and assets of the Seller substantially as a whole or otherwise becomes the successor, whether by merger, conversion, consolidation, sale, transfer, lease, management contract or otherwise, to all or substantially all of the assets of the Seller in accordance with the terms of this Section 5.02, then, upon satisfaction of all of the other conditions of this Section 5.02, the preceding Seller shall automatically and without further notice be released from all of its obligations hereunder.

SECTION 5.03.            Limitation on Liability of Seller and Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.08, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Sale Agreement and that in its opinion may involve it in any expense or liability.

ARTICLE VI
MISCELLANEOUS PROVISIONS

SECTION 6.01.            Amendment.

(a)             Subject to Section 6.01(b), this Sale Agreement may be amended in writing by the Seller and the Issuer with (a) the prior written consent of the Indenture Trustee (b) the satisfaction of the Rating Agency Condition and (c) if any amendment would adversely affect in any material respect the interest of any Holder of each affected Tranche of Storm Recovery Bonds, the consent of a majority of the Holders of each affected Tranche of Storm Recovery Bonds. In determining whether a majority of Holders of the Storm Recovery Bonds have consented, Storm Recovery Bonds owned by the Issuer or any Affiliate of the Issuer shall be disregarded, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such consent, the Indenture Trustee shall only be required to disregard any Storm Recovery Bonds it actually knows to be so owned. Promptly after the execution of any such amendment or consent, the Issuer shall furnish copies of such amendment or consent to each of the Rating Agencies.

Prior to the execution of any amendment to this Sale Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon (i) an Opinion of Counsel, which counsel may be an employee of or counsel to the Issuer or the Seller or external counsel of the Seller stating that the execution of such amendment is authorized and permitted by this Sale Agreement and that all conditions precedent provided for in this Sale Agreement relating to such amendment have been complied with and (ii) the Opinion of Counsel referred to in Section 3.01(c)(i) of the Servicing Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Indenture Trustee’s own rights, duties or immunities under this Sale Agreement or otherwise.

(b)            Notwithstanding anything to the contrary in this Section 6.01, no amendment or modification of this Agreement shall be effective except upon satisfaction of the conditions precedent in this paragraph (b).

(i)            At least 15 days prior to the effectiveness of any such amendment or modification and after obtaining the other necessary approvals set forth in Section 6.01(a) (except that the consent of the Indenture Trustee may be subject to the consent of the Holders of the Storm Recovery Bonds if such consent is required or sought by the Indenture Trustee in connection with such amendment or modification) the Seller shall have filed in Commission docket E-7, Sub 1325 written notification of any proposed amendment, with a copy delivered to the Director of the Commission and the Executive Director of the Public Staff – North Carolina Utilities Commission, which notification shall contain:

A.            a reference to Docket No. E-7, Sub 1325;

B.            an Officer’s Certificate stating that the proposed amendment or modification has been approved by all parties to this Sale Agreement; and

C.            a statement identifying the person to whom the Commission is to address any response to the proposed amendment or to request additional time.

(ii)            If the Commission, within 15 days (subject to extension as provided in clause (iii)) of receiving a notification complying with subparagraph (i), shall have issued an order that the Commission might object to the proposed amendment or modification, then, except as provided in clause (iv) below, such proposed amendment or modification shall not be effective unless and until the Commission subsequently issues an order that it does not object to such proposed amendment or modification; or

(iii)            If the Commission takes no action within 60 days of the filing of the notice, then such amendment or modification may subsequently become effective upon satisfaction of the other conditions specified in Section 6.01(a).

(iv)            Following the delivery of an order from the Commission to the Seller under subparagraph (ii), the Seller and the Issuer shall have the right at any time to withdraw from the Commission further consideration of any proposed amendment. The fact that the Seller delivers notice to the Commission pursuant to this Section 6.01(b) does not obligate the Seller to amend this Sale Agreement as provided in the notice.

SECTION 6.02.            Notices. Any notice, report or other communication given hereunder shall be in writing and shall be effective (i) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (ii) upon receipt when sent by an overnight courier, (iii) on the date personally delivered to an authorized officer of the party to which sent or (iv) on the date transmitted by facsimile or other electronic transmission with a confirmation of receipt in all cases, addressed as follows:

(a)            in the case of the Seller, to Duke Energy Carolinas, LLC at (i) 525 South Tryon Street Charlotte, North Carolina 28202, Attention: Director, Rates and Regulatory Strategy, Telephone: 800-488-3853 in care of (c/o): Director, Rates and Regulatory Planning and (ii) 525 South Tryon Street, Charlotte, North Carolina 28202, Attention: Treasurer, Telephone: 800-488-3853 c/o Assistant Treasurer;

(b)            in the case of the Issuer, to Duke Energy Carolinas NC Storm Funding II LLC, at 525 South Tryon Street Charlotte, North Carolina 28202, Attention: Managers, Telephone: 800-488-3853 in care of (c/o): Treasurer and at 525 South Tryon Street, Charlotte, North Carolina 28202, Attention: Structured Finance Director, Telephone: 800-488-2264;

(c)            in the case of the Indenture Trustee, to the Corporate Trust Office;

(d)            in the case of S&P, to Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, Structured Credit Surveillance, 55 Water Street, New York, New York 10041, Telephone: (212) 438-8991, Email: servicer_reports@standardandpoors.com (all such notices to be delivered to S&P in writing by email);

(e)            in the case of Moody’s, to Moody’s Investors Service, Inc., ABS/RMBS Monitoring Department, 24th Floor, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Email: ServicerReports@moodys.com (all such notices to be delivered to Moody’s in writing by email), and solely for purposes of Rating Agency Condition communications: abscormonitoring@moodys.com; and

(f)            in the case of the Commission and the Public Staff – North Carolina Utilities Commission, by filing a notice in docket E-7, Sub 1325, with a copy delivered to the Director of the Commission and the Executive Director of the Public Staff.

Each party hereto may, by notice given in accordance herewith to the other party or parties hereto, designate any further or different address to which subsequent notices, reports and other communications shall be sent.

SECTION 6.03.            Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Sale Agreement may not be assigned by the Seller.

SECTION 6.04.            Limitations on Rights of Third Parties. The provisions of this Sale Agreement are solely for the benefit of the Seller, the Issuer, the Indenture Trustee (for the benefit of the Secured Parties) and the other Persons expressly referred to herein, and such Persons shall have the right to enforce the relevant provisions of this Sale Agreement. Nothing in this Sale Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Storm Recovery Property or under or in respect of this Sale Agreement or any covenants, conditions or provisions contained herein. The Seller acknowledges under the authority granted to the Commission pursuant to Chapter 62 of the North Carolina General Statutes that the Commission has authority to enter an order enforcing the provisions of this Sale Agreement consistent with the Financing Order and Storm Recovery Law.

SECTION 6.05.            Severability. Any provision of this Sale Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remainder of such provision (if any) or the remaining provisions hereof (unless such construction shall be unreasonable), and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.06.            Separate Counterparts. This Sale Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The parties hereto agree that this Sale Agreement may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by AdobeSign, DocuSign, Diligent Board or any other digital signature provider as specified and agreed upon in writing to the other parties) appearing on this Sale Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Sale Agreement may be made by facsimile, email or other electronic transmission.

SECTION 6.07.            Governing Law. This Sale Agreement shall be construed in accordance with the laws of the State of North Carolina, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 6.08.            Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Secured Parties of all right, title and interest of the Issuer in, to and under this Sale Agreement, the Storm Recovery Property and the proceeds thereof and the assignment of any or all of the Issuer’s rights hereunder to the Indenture Trustee for the benefit of the Secured Parties.

SECTION 6.09.            Limitation of Liability. It is expressly understood and agreed by the parties hereto that this Sale Agreement is executed and delivered by the Indenture Trustee, not individually or personally but solely as Indenture Trustee on behalf of the Secured Parties, in the exercise of the powers and authority conferred and vested in it. The Indenture Trustee in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Indenture.

SECTION 6.10.            Waivers. Any term or provision of this Sale Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof; provided, however, that no such waiver delivered by the Issuer shall be effective unless (i) the Indenture Trustee has given its prior written consent thereto and (ii) to extent such waiver would be to a material obligation of the Seller, as transferor of the Storm Recovery Property, the Commission shall have provided its consent in accordance with Section 6.01(b) of this Sale Agreement. Any such waiver shall be validly and sufficiently authorized for the purposes of this Sale Agreement if, as to any party, it is authorized in writing by an authorized representative of such party, with prompt written notice of any such waiver to be provided to the Rating Agencies and the Commission. The failure of any party hereto to enforce at any time any provision of this Sale Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Sale Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Sale Agreement shall be held to constitute a waiver of any other or subsequent breach.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK}

IN WITNESS WHEREOF, the parties hereto have caused this Sale Agreement to be duly executed by their respective officers as of the day and year first above written.

DUKE ENERGY CAROLINAS NC STORM FUNDING II LLC as Issuer

By:	/s/ Erica Glenn
	Name:	Erica Glenn
	Title:	Assistant Treasurer

DUKE ENERGY CAROLINAS, LLC as Seller

By:	/s/ Erica Glenn
	Name:	Erica Glenn
	Title:	Assistant Treasurer

Acknowledged and Accepted:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ José A Galarza
	Name:	José A Galarza
	Title:	Vice President

Signature Page to Storm Recovery Property Purchase and Sale Agreement

EXHIBIT A

FORM OF BILL OF SALE

See attached

E-A-1

BILL OF SALE

This Bill of Sale is being delivered pursuant to the Storm Recovery Property Purchase and Sale Agreement, dated as of September 30, 2025 (the “Sale Agreement”), by and between Duke Energy Carolinas, LLC (the “Seller”) and Duke Energy Carolinas NC Storm Recovery Funding II LLC (the “Issuer”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement.

In consideration of the Issuer’s delivery to or upon the order of the Seller of $579,747,994, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse or warranty, except as set forth in the Sale Agreement, all right, title and interest of the Seller in and to the Storm Recovery Property created or arising under the Financing Order dated June 18, 2025 issued by the North Carolina Utilities Commission under the Storm Recovery Law (such sale, transfer, assignment, setting over and conveyance of the Storm Recovery Property includes, to the fullest extent permitted by the Storm Recovery Law, the rights and interests of the Seller under the Financing Order, including the right of the Seller and any Successor or assignee of the Seller to impose, bill, charge, collect and receive Storm Recovery Charges, the right to obtain True-Up Adjustments and all revenue, collections, claims, rights to payments, payments, moneys and proceeds arising from the rights and interests specified in the Financing Order). Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale or other absolute transfer and, pursuant to N.C. Gen. Stat. § 62-172(e)(3)a., shall be treated as a true sale and not as a pledge of or secured transaction relating to the Seller’s right, title, and interest in, to, and under the Storm Recovery Property. The Seller and the Issuer agree that after giving effect to the sale, transfer, assignment, setting over and conveyance contemplated hereby the Seller has no right, title or interest in, to, or under the Storm Recovery Property to which a security interest could attach because (i) it has sold, transferred, assigned, set over and conveyed all right, title and interest in and to the Storm Recovery Property to the Issuer, (ii) as provided in N.C. Gen. Stat. § 62-172(e)(3), all right, title and interest shall have passed to the Issuer and (iii) as provided in N.C. Gen. Stat. § 62-172(e)(3)d., appropriate financing statements have been filed and such transfer is perfected against all third parties, including subsequent judicial or other lien creditors. If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be a true sale as provided in N.C. Gen. Stat. § 62-172(e)(3), then such sale, transfer, assignment, setting over and conveyance shall be treated as a pledge of the Storm Recovery Property and as the creation of a security interest (within the meaning of the Storm Recovery Law and the UCC) in the Storm Recovery Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Storm Recovery Property to the Issuer, the Seller hereby grants a security interest in the Storm Recovery Property to the Issuer (and to the Indenture Trustee for the benefit of the Secured Parties) to secure their respective rights under the Basic Documents to receive the Storm Recovery Charges and all other Storm Recovery Property.

The Issuer does hereby purchase the Storm Recovery Property from the Seller for the consideration set forth in the preceding paragraph.

A-2

Each of the Seller and the Issuer acknowledges and agrees that the purchase price for the Storm Recovery Property sold pursuant to this Bill of Sale and the Sale Agreement is equal to its fair market value at the time of sale.

The Seller confirms that (i) each of the representations and warranties on the part of the Seller contained in the Sale Agreement are true and correct in all respects on the date hereof as if made on the date hereof and (ii) each condition precedent that must be satisfied under Section 2.02 of the Sale Agreement has been satisfied upon or prior to the execution and delivery of this Bill of Sale by the Seller.

This Bill of Sale may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

This Bill of Sale shall be construed in accordance with the laws of the State of North Carolina, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such law.

A-3

IN WITNESS WHEREOF, the Seller and the Issuer have duly executed this Bill of Sale as of this 30th day of September, 2025.

DUKE ENERGY CAROLINAS NC STORM FUNDING II LLC, as Issuer

By:
	Name:	Erica Glenn
	Title:	Assistant Treasurer

DUKE ENERGY CAROLINAS, LLC, as Seller

By:
	Name:	Erica Glenn
	Title:	Assistant Treasurer

E-A-4